UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2018

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Dolphin Entertainment, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Florida	001-38331	86-0787790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2151 Le Jeune Road, Suite 150-Mezzanine

Coral Gables, FL 33134

(Address of Principal Executive Offices) (Zip Code)

(305) 774-0407

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07

Submission of Matters to a Vote of Security Holders.

On June 6, 2018, Dolphin Entertainment, Inc., a Florida corporation (the “Company”), held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1:

Election of the directors named below, each of whom will serve until the Company’s 2019 Annual Meeting of Shareholders.

	Votes “For”	Votes “Withheld”	Broker Non-Votes
William O’Dowd, IV	6,809,705	37,226	869,599
Michael Espensen	6,838,173	8,758	869,599
Nelson Famadas	6,838,173	8,758	869,599
Allan Mayer	6,811,057	35,874	869,599
Mirta A. Negrini	6,804,782	42,149	869,599
Nicholas Stanham, Esq.	6,838,173	8,758	869,599

Proposal 2:

Ratification of the appointment of BDO, USA LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
7,716,405	0	125	—

ITEM 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 7, 2018, the Company received a letter from the Nasdaq Stock Market LLC (“Nasdaq”), which stated that in a Form 8-K filed on May 3, 2018, the Company announced that on April 27, 2018, Mr. Justo Pozo notified the Company of his decision to not stand for re-election at the Company’s Annual Meeting.  The letter indicated that as a result of this departure, the Company no longer complies with Nasdaq’s requirement to have a majority of independent directors on the board as set forth in Nasdaq Listing Rule 5605.

Consistent with Nasdaq Listing Rule 5605(b)(1)(A), Nasdaq has provided the Company a cure period in order to regain compliance as follows:

•

until the earlier of the Company’s next annual shareholders’ meeting or June 6, 2019; or

•

if the next annual shareholders’ meeting is held before December 3, 2018, then the Company must evidence compliance no later than December 3, 2018.

The Company’s Board of Directors is actively conducting a search for a new independent director, and the Company intends to regain compliance with Nasdaq Listing Rule 5605 prior to the applicable deadline set by Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: June 11, 2018	By:	/s/ Mirta A. Negrini
	Name:	Mirta A. Negrini
	Title:	Chief Financial and Operating Officer